                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
             November 8, 2001 (the "Consumers Servicing Agreement")
           between Consumers Energy Company, as Servicer and Consumers
      Funding LLC, as Issuer, the Servicer does hereby certify as follows:

  Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: April 2002

  CURRENT BILLING MONTH        4/2/02 - 5/2/02                                                        COLLECTION CURVE 100%

   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                                                    $126,531,144
  Residential SECURITIZATION CHARGE (SC) Billed                                                 $1,377,073           1.088%

  Commercial Total Billed                                                                      $78,765,157
  Commercial SECURITIZATION CHARGE (SC) Billed                                                  $1,355,356           1.721%

  Industrial Total Billed                                                                      $52,982,559
  Industrial SECURITIZATION CHARGE (SC) Billed                                                  $1,416,141           2.673%


   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   Non-Residential Customer Net Write-offs                                                        0.400%
   Residential Customer Net Write-offs                                                            0.400%
   Total Net Write-offs                                                                           0.400%



   AGGREGATE SC COLLECTIONS
  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                                                $1,294,479
  Commercial Class SC Collected                                                                 $1,339,251
  Industrial Class SC Collected                                                                 $1,670,228

  Total SC Collected                                                                            $4,303,958



   Aggregate SC Remittances for December BILLING MONTH                                          $1,632,249
   Aggregate SC Remittances for January BILLING MONTH                                           $3,523,090
   Aggregate SC Remittances for February BILLING MONTH                                          $4,133,025
   Aggregate SC Remittances for March BILLING MONTH                                             $4,173,765
   Aggregate SC Remittances for April BILLING MONTH                                             $4,303,958
   TOTAL CURRENT SC REMITTANCES                                                                $17,766,087






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




  CURRENT BILLING MONTH        4/2/02 - 5/2/02                                                        COLLECTION CURVE 100%
   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL
   A-1 Residential SC Collected                                                                 $1,230,032
   A-3 Residential T.O.D. SC Collected                                                              $6,017
   A-4 Alternate Residence SC Collected                                                            $28,755
   A-5 Residential Farm/Life Support SC Collected                                                  $29,675

   TOTAL RESIDENTIAL SC COLLECTED                                                               $1,294,479

   COMMERCIAL
   B-1 General Primary   (041) SC Collected                                                        $14,376
   B-General Secondary   (010) SC Collected                                                       $228,152
   C-General Secondary   (011) SC Collected                                                       $477,804
   D-General Primary   (018) SC Collected                                                         $316,729
   F-Primary High Load Factor   (032) SC Collected                                                 $67,492
   GH-General Service Heating   (013) SC Collected                                                  $7,308
   H-Water Heating Service   (014) SC Collected                                                       $551
   L-1 General Energy-Only Street Lighting SC Collected                                             $2,413
   L-2 General Service (Cust Owned) St Light SC Collected                                           $2,686
   L-3 General Service (Co Owned) St Light SC Collected                                            $14,294
   L-4 General Service Outdoor Lighting Commercial SC Collected                                     $1,953
   PS-1 General Secondary Public Pumping SC Collected                                               $7,479
   PS-2 General Primary Public Pumping SC Collected                                                 $6,152
   PS-3 General Optional Primary Public Pumping SC Collected                                       $45,620
   R-1 General Secondary Resale SC Collected                                                           $32
   R-2 General Secondary Resale SC Collected                                                        $1,056
   R-3 General Primary Resale SC Collected                                                         $37,059
   ROA-P Retail Open Access Primary (110) SC Collected                                             $81,763
   ROA-S Retail Open Access Secondary Com SC Collected                                             $12,623
   SPEC Grand Rapids Special Contract SC Collected                                                  $3,055
   UR-General Unmetered SC Collected                                                               $10,654

   TOTAL COMMERCIAL SC COLLECTED                                                                $1,339,251

   INDUSTRIAL
   B-1 General Primary   (042) SC Collected                                                        $17,636
   B-General Secondary   (020) SC Collected                                                        $34,984
   C-General Secondary   (021) SC Collected                                                        $80,056
   CG-Cogeneration/Small Power Production Purchase SC Collected                                     $1,603
   D-General Primary   (028) SC Collected                                                         $705,264
   F-Primary High Load Factor   (033) SC Collected                                                $127,967
   GH-General Service Heating   (023) SC Collected                                                     $74
   GMD General Motors SC Collected                                                                 $67,171
   GMF General Motors SC Collected                                                                $174,632
   GMF-1 General Motors SC Collected                                                               $27,172
   GMJ-1 General Motors SC Collected                                                               $18,392
   H-Water Heating Service   (024) SC Collected                                                         $5

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




  CURRENT BILLING MONTH        4/2/02 - 5/2/02                                                        COLLECTION CURVE 100%
   I-General Primary Interruptible   (034) SC Collected                                             $3,259
   J-1General Alternative Electric Metal Melting SC Collected                                      $58,291
   J-General Primary Electric Furnace   (037) SC Collected                                          $8,772
   L-4 General Service Outdoor Lighting Industrial SC Collected                                       $115
   ROA-P Retail Open Access Primary (111) SC Collected                                            $211,969
   ROA-S Retail Open Access Secondary Ind SC Collected                                                $776
   SC - Special Contract Industrial SC Collected                                                  $132,090

   TOTAL INDUSTRIAL SC COLLECTED                                                                $1,670,228

   TOTAL SC COLLECTED                                                                           $4,303,958






   Executed as of this 15th day of May 2002.

                                                        CONSUMERS ENERGY COMPANY
                                                        AS SERVICER





                                                          /s/ Glenn Barba
                                                        ------------------------
                                                        Glenn Barba, Controller



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201












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